STATEMENT OF ADDITIONAL INFORMATION

Centre Active U.S. Tax Exempt Fund

Investor Class (Ticker: DHBRX) (Institutional Class (Ticker: DHBIX)

A series of
CENTRE FUNDS

February 5, 2015
As amended December 11, 2015

P.O. Box 295
Denver, CO 80201
Telephone 1-855-298-4236

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus, dated February 5, 2015, as amended, (the “Prospectus”), for Centre Active U.S. Tax Exempt Fund (the “Fund”), a series of Centre Funds (the “Trust”). No investment in shares of the Fund should be made solely upon the information contained herein.

Before the Fund commenced operations, all of the assets of another investment company, Managed Municipal Fund, Inc. (the “Acquired Fund”), were be transferred to the Fund in a tax-free reorganization (the “Reorganization”). The Acquired Fund, an open-end, diversified investment company incorporated under the laws of the State of Maryland on January 5, 1990, was advised by International Strategy & Investment Inc. Following approval by the Acquired Fund’s shareholders, the Reorganization occurred on or about March 17, 2015, and the Fund commenced operations on or about March 19, 2015. As the Fund is the successor to the Acquired Fund’s financial statements, the Acquired Fund’s audited financial statements for the last fiscal year ended, included in that fund’s latest annual report, are incorporated by reference in this SAI. A copy of the Acquired Fund’s annual report will be available without charge until the closing of the Reorganization by calling (800) 955-7175, or by visiting the Acquired Fund’s website at www.isifunds.com.

This SAI is incorporated by reference into the Prospectus. Copies of the Prospectus and shareholder reports (when available) can be obtained free of charge by calling 1-855-298-4236 or writing to the Fund at:

Centre Funds
P.O. Box 295
Denver, Colorado 80201

THE TRUST

The Fund is a diversified series of the Trust, which was organized as a Delaware statutory trust on March 17, 2011 under the name “Drexel Hamilton Mutual Funds.” At an in-person meeting on November 4, 2013, the Board of Trustees of the Trust (the “Board” or the “Trustees”) approved changing the name of the Trust to “Centre Funds” effective on or about January 17, 2014. The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Fund’s investment adviser is Centre Asset Management, LLC (“Centre” or the “Adviser”).

The Prospectus describes the Fund’s investment objective and principal investment strategies, as well as the principal investment risks of the Fund. The following descriptions and policies supplement these descriptions and include descriptions of certain types of investments that may be made by the Fund but are not principal investment strategies of the Fund. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Fund may invest.

The Fund currently offers two classes of shares: Investor Class shares and Institutional Class shares.

OTHER INVESTMENT POLICIES AND RELATED RISK FACTORS

The Fund’s investment objective is to maximize investors’ total return through capital appreciation and current income exempt from federal income tax. The Fund’s investment objective and its general investment policies are described in the Prospectus. Additional investment restrictions are set forth below. This SAI also describes other investment practices in which the Fund may engage. The Fund’s investment objective is a fundamental policy and may not be changed without the affirmative vote of a majority of the Fund’s outstanding shares.

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including the amount of any borrowings for investment purposes) in federally tax-exempt securities of state and local governments in the United States and their political subdivisions, agencies and instrumentalities. These securities will usually be rated within the three highest rating categories by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”), but may be unrated if they are determined to be of equivalent quality by the Adviser. The ratings of Moody’s and S&P represent each service’s opinion as to the quality of the municipal bonds or notes rated. It should be emphasized that ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Subsequent to its purchase by the Fund, an issue of municipal bonds or notes may cease to be rated, or its ratings may be reduced. Neither event requires the elimination of that obligation from the Fund’s portfolio, but will be a factor in determining whether the Fund should continue to hold that issue in its portfolio.

The Fund’s investments in municipal securities may include general obligation bonds, revenue bonds, facility or tax and industrial revenue bonds and pre-refunded bonds. General obligation bonds are backed by the issuer’s full faith and credit and taxing power. Revenue bonds are backed by the revenues of a specific project. Facility or tax and industrial revenue bonds are backed by the credit of a private user of a facility. Pre-refunded bonds have been refinanced by their issuers and their payment is funded from securities in a designated escrow account that holds U.S. Treasury securities.

Municipal Obligations. The Fund may invest in tax-free municipal obligations (“Municipal Obligations”), including securities of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The Fund does not currently intend to acquire Municipal Obligations that are subject to alternative minimum tax but may so invest up to 20% of its net assets. Municipal Obligations can be classified into three principal categories: “general obligation bonds”, “revenue bonds” and “notes”. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer. Revenue bonds include, in most cases, “tax-exempt industrial development bonds”(i.e., bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities). Tax-exempt industrial development bonds do not generally carry the pledge of the credit of the issuing municipality, but are generally guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments used to provide for short-term capital needs. They are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations.

When-Issued Securities. New issues of Municipal Obligations are usually offered on a “when-issued” basis, which means that delivery and payment for such Municipal Obligations normally takes place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time the purchase commitment is entered into, although no interest on such security accrues to the Fund prior to payment and delivery. The Fund will establish a segregated account with its custodian consisting of cash or other liquid securities equal at all times to the amount of its when-issued commitments. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The value of when-issued securities is subject to market fluctuation. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on a when-issued basis may involve more risks than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. At the time the Fund makes the commitment to purchase or sell securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in securities purchased on a when-issued basis.

Stand-by Commitments. The Fund may acquire “stand-by commitments” with respect to Municipal Obligations held in its portfolio. Under a stand¬by commitment, a broker, dealer or bank is obligated to repurchase, at the Fund’s option, specified securities in the Fund’s portfolio at a specified price. In this respect, stand-by commitments are comparable to put options and thus the Fund’s ability to enforce such obligations is subject to the risk that the seller of the commitment may default on its obligations. The Fund will acquire stand-by commitments as a means of changing the average maturity of its portfolio in response to expected changes in market interest rates. The Fund anticipates that stand-by commitments will generally be available from brokers, dealers and banks without the payment of any direct or indirect consideration, but the Fund may have to pay for stand-by commitments, thus increasing the cost of acquiring and holding the underlying security and similarly decreasing such security’s yield. Gains realized in connection with stand-by commitments will be taxable.

Variable and Floating Rate Demand Obligations. The Fund may purchase floating and variable rate demand notes and bonds, which are tax-exempt obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal either at any time or at specified intervals. The interest rates on these obligations fluctuate in response to changes in the market interest rates. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Each demand note and bond purchased by the Fund will meet the quality criteria established for the purchase of other Municipal Obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. The Fund will not invest more than 10% of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days’ notice if there is no secondary market available for these obligations.

Futures Contracts. The Fund may purchase and sell U.S. exchange traded futures contracts on bond indices and U.S. Treasury Notes and Bonds (“Futures Contracts”). Index based Futures Contracts provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index “multiplier”. The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically. Futures Contracts have been designed by exchanges which have been designated as “contract markets” by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant (i.e., futures broker), which is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

At the same time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial deposit”). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued and the payment of “variation margin” may be required, so each day the Fund would provide or receive cash that reflects any decline or increase in the contract’s value. Although Futures Contracts call for the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. The Fund incurs brokerage fees when it purchases and sells Futures Contracts.

An exclusion from the definition of a commodity pool operator has been claimed with respect to the Fund pursuant to CFTC Rule 4.5. In order to rely on the Rule 4.5 exclusion, the Fund must, and intends to, limit its investments in certain futures contracts, options on futures contracts and swaps and other commodity interests. Regulations of the CFTC permit the use of futures transactions for bona fide hedging purposes without regard to the percentage of assets committed to futures margin and options premiums, and allow funds to employ futures transactions for other “non-hedging” purposes to the extent that aggregate initial futures margins and options premiums do not exceed 5% of total assets. Futures Contracts will be used only to protect against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund’s portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. The purpose of the acquisition or sale of a Futures Contract by the Fund is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling long-term fixed income securities. For example, if the Fund owns long-term bonds and interest rates were expected to increase, the Fund might sell index Futures Contracts. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates increase, the value of the debt securities in the portfolio would decline but the value of the Futures Contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it would if Futures Contracts were not used. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, the use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market has stabilized. At that time, the Futures Contracts could be liquidated and the Fund could then buy long-term bonds on the cash market. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated account maintained to cover the Fund’s obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.

Although the Adviser believes the use of Futures Contracts for hedging purposes will benefit the Fund, the use of such contracts involves risks. If the Adviser’s judgment about the general direction of interest rates is incorrect, the Fund’s overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Various additional risks exist with respect to the trading of futures. For example, the Fund’s ability effectively to hedge all or a portion of its portfolio through transactions in such instruments will depend on the degree to which price movements in the underlying index correlate with price movements in the relevant portion of the Fund’s portfolio. The trading of futures entails the additional risk of imperfect correlation between movements in the futures price and the price of the underlying index or U.S. Treasury security. The Fund’s ability to engage in futures strategies will also depend on the availability of liquid markets in such instruments. Transactions in these instruments are also subject to the risk of brokerage firm or clearing house insolvencies. The liquidity of a secondary market in a Futures Contract may be adversely affected by “daily price fluctuation limits” established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

Taxable Investments. From time to time, the Fund may invest in securities which pay interest that is subject to federal income tax. The Fund may make such investments (a) pending investment of proceeds from sales of Fund shares or portfolio securities in tax-exempt securities, (b) pending settlement of purchases of portfolio securities, (c) to maintain liquidity for meeting anticipated redemptions, or (d) when in the Adviser’s opinion it is advisable because of adverse conditions affecting the market for Municipal Obligations. Such taxable investments would consist of U.S. Treasury Securities and repurchase agreements fully collateralized by U.S. Treasury Securities (collectively, “Taxable Investments”). The Fund may invest up to 20% of its net assets in Taxable Investments. The Fund may earn taxable income from other sources. Dividends paid by the Fund that are attributable to interest earned from Taxable Investments and to taxable income from other investments will be taxable to you (see the section “Federal Tax Considerations”).

General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the Prospectus and SAI including the descriptions of the Fund’s investments and risks.

INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities. As a matter of fundamental policy, the Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

(2)	Borrow money, except to the extent permitted under the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(4)	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein; (ii) purchasing or selling securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds); and/or (iii) making, purchasing or selling real estate mortgage loans;

(5)	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling commodity-linked instruments, including commodity-linked notes with respect to indices or individual commodities or otherwise; and/or (ii) investing in securities or other instruments that are linked to or secured by physical commodities or related indices;

(6)	Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(7)	With respect to 75% of its total assets: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies including ETFs; and (iii) obligations of the U.S. Government, its agencies, or instrumentalities; or

(8)	Concentrate in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, securities of other investment companies or municipal bonds issued by a state or other agency that purchases U.S. Government securities to pledge as collateral for the bond issue).

Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the SEC does not view certain transactions, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments as senior securities (“Permitted Senior Securities”), with appropriate earmarking or segregation of assets to cover such obligations. The Fund does not intend to incur borrowings other than bank borrowings and will adhere to the limits of the 1940 Act, including asset coverage requirements, with respect to these borrowings.

The 1940 Act presently allows the Fund to borrow from a bank (including pledging, mortgaging or hypothecating assets) an amount up to 33 1/3% of the Fund’s total assets (not including temporary borrowings not in excess of 5% of its total assets).

With respect to the fundamental investment restrictions above (other than those involving Permitted Senior Securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Amended and Restated Declaration of Trust of the Trust (the “Declaration of Trust”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The number of shares in the Trust shall be unlimited. When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive rights. The Trust does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series thereof, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Each shareholder shall have one vote for each dollar (and a fractional vote for each fractional dollar) of the net asset value (“NAV”) of each share (including fractional shares) held by such shareholder. Shares have non-cumulative voting rights.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign, and (ii) any Trustee may be removed: (a) at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; or (b) at any meeting of shareholders by a vote of two-thirds of the total combined NAV of all shares of the Trust issued and outstanding. In the event of a vacancy on the Board of Trustees, the vacancy may be filled, subject to the requirements of the 1940 Act, by the affirmative vote of a majority of the remaining Trustees. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. Subject to various exceptions stated therein, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Trustees are responsible for the management and supervision of the Trust. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Trust or the Fund; review performance of the Adviser and the Fund; and oversee activities of the Trust and the Fund. This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust, as well as the entities that provide services to the Trust.

Trustees and Officers. Following is information regarding the Trustees and officers of the Trust. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser are indicated in the table. The address of each Trustee and officer, unless otherwise indicated, is c/o Centre Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Name, Age and Year of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees[1]
Dr. James L. Grant 1949	Trustee, Chairman	Since 6/2011
President of JLG Research from 1999–present; Associate Professor of Accounting and Finance at University of Massachusetts Boston from 2012 – present; Assistant Professor of Accounting and Finance at University of Massachusetts Boston from 2005‐2011, Associate Professor from 2012‐present (tenured); Advisory Analyst at major Wall Street firms from 1999‐present; Ph.D. in Business from the University of Chicago Booth School of Business; member of Editorial Advisory Boards of The Journal of Portfolio Management and Journal of Investing; author of Foundations of Economic Value Added Second Edition; co‐author of Focus on Value: A Corporate and Investor Guide to Wealth Creation; co‐author and co‐editor (with Frank J. Fabozzi) of Equity Portfolio Management and Value‐Based Metrics: Foundations and Practice.
				5	None
Dr. Aloke Ghosh 1963	Trustee	Since 6/2011
Professor of Accountancy at the Zicklin School of Business, Baruch College, The City University of New York from 1993‐present; Director of the Executive MS in Financial Statement Analysis and Securities Valuation from 2008‐present; Doctoral Program Coordinator of Accountancy at the Zicklin School of Business of Baruch College from 2005‐2011; Accounting Academic Fellow at the U.S. Securities and Exchange Commission from 2003‐2005; Visiting Associate Professor at the Goizueta Business School of Emory University from 1999‐2005; accounting consultant to several leading hedge funds in the U.S. and around the world including acting as a consultant for Gerson Lehrman Group; Ph.D. in Business and Economics from Tulane University.
				5	None
Joseph M. Marinaro 1958	Trustee	Since 6/2012	Executive Vice President, AltX Group, Inc. (financial technology) 2012 to present; Managing Director at Surge Trading, Inc. 2009 to 2011; Managing Director, JMM Capital, Inc. 2008 to 2009; Managing Director, Morgan Stanley 2006 to 2008.	5	None
Interested Trustee
James A. Abate 1965	Trustee President and Secretary	Since 6/2011 Since 11/2013
Founder, Managing Director and Chief Investment Officer of Centre Asset Management, LLC and Fund Manager for Centre’s American Select Equity and Real Return strategies from 2006‐present; US Investment Director for GAM from 2001‐2006; Managing Director and Portfolio Manager at Credit Suisse Asset Management from 1995‐2000; Manager in Price Waterhouse’s Valuation/Corporate Finance Group from 1987‐1993; BS in Accounting from Fairleigh Dickinson University and an MBA in Finance from St. John’s University; Visiting Professor in the graduate program at the Zicklin School of Business, Baruch College from 2009‐2013; commissioned officer in the U.S. Army (and Reserves) from 1983‐1990.
				5	None

1 An “Independent Trustee” is one who is not considered an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

Name, Age and Year of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Officers
Theodore J. Uhl 1974 1290 Broadway, Suite 1100 Denver, CO 80203	Chief Compliance Officer	Since 6/2011
Mr. Uhl joined ALPS Fund Services in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served as Senior Analyst with Enenbach and Associates (RIA), and as Senior Financial Analyst at Sprint.
				N/A	N/A
Ningxi Xu 1989	Treasurer	Since 9/2015	Ms. Xu joined Centre Asset Management, LLC in August 2015 as an analyst. Prior thereto, Ms. Xu served as an associate at TRACE International, Inc. since 2013.	N/A	N/A

Mr. Abate is an “interested person” of the Trust, as defined by the 1940 Act. Mr. Abate is considered an interested person of the Trust because he is the Managing Director of Centre Asset Management, LLC, which serves as the investment adviser to the Fund.

Board Structure

The Board of Trustees of the Trust includes one interested Trustee and three Independent Trustees, one of which, Dr. Grant, is Chairman of the Board of Trustees. The Board believes its current leadership structure is appropriate given the Trust’s and the Board’s current size and the fact that the size of the Board permits Trust management to communicate with each Independent Trustee as and when needed, and permits Independent Trustees to be involved in committees of the Board (each a “Committee”). The Board may consider electing additional independent trustees in the future, particularly if the Trust’s size and/or complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and its series. During these meetings, the Board receives reports from the Trust’s administrator, transfer agent and distributor, and Trust management, including the President of the Trust and the Trust’s Chief Compliance Officer, on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust’s officers to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees.

Qualification of Trustees

The Board has considered each Trustee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board.

Dr. Grant has experience in the financial industry serving as the President of JLG Research and possesses knowledge about the industry as a finance professor and now associate dean of a college of management, published works (books and articles) and consulting experience. Dr. Ghosh also has experience in the financial industry in his capacity as a professor, his past experience with the SEC, membership on other boards and as a consultant to other funds. Mr. Marinaro has experience in the financial industry in a wide variety of areas including trading, private equity capital, business consulting, and financial technology. Mr. Abate has experience in the financial industry as a portfolio manager, fund board member, and is currently Chief Executive Officer of Centre.

The Board has determined that each Trustee’s career and background, combined with each Trustee’s interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.

Trustee Standing Committees. The Trustees have established the following standing committees:

Audit Committee. Dr. Grant, Dr. Ghosh and Mr. Marinaro are members of the Audit Committee. The Audit Committee oversees the accounting and financial reporting policies and practices relating to each series of the Trust, reviews the results of the annual audits of the financial statements of each series of the Trust, and interacts with the independent auditors of each series, on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and, with respect to the other series of the Trust (each, a “fund”), met three times during the funds’ fiscal year ended September 30, 2014.

Nominating Committee. Dr. Grant and Dr. Ghosh are members of the Nominating Committee. The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The Nominating Committee will meet only as necessary. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust. The Nominating Committee did not meet during the funds’ fiscal year ended September 30, 2014.

Proxy Voting Committee. Dr. Grant and Dr. Ghosh are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how each series of the Trust should vote, if called upon by the Board or the Adviser, when a matter with respect to which a series is entitled to vote presents a conflict between the interests of shareholders of the series, on the one hand, and those of the Adviser, principal underwriter, or an affiliated person of the Trust, Adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if a series should participate in a class action settlement, if called upon by the Adviser, in cases where a class action settlement with respect to which a series is eligible to participate presents a conflict between the interests of the shareholders of the series, on the one hand, and those of the Adviser, on the other hand. The Proxy Voting Committee will meet only as necessary. The Proxy Voting Committee did not meet during the funds’ fiscal year ended September 30, 2014.

Beneficial Share Ownership Information. The table below shows for each Trustee, the value of shares beneficially owned by each Trustee in the Fund and, on an aggregate basis, in the funds overseen by the Trustee within the same family of investment companies as the Fund, as of December 31, 2014. These amounts are stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Value of Shares in the Fund*	Aggregate Dollar Range of Value of Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
James L. Grant – Independent Trustee	A	A
Aloke Ghosh – Independent Trustee	A	A
Joseph M. Marinaro – Independent Trustee	A	A
James A. Abate – Interested Trustee	A	E

* The Fund is newly formed and had not commenced operations as of December 31, 2014.

Ownership of Securities of Adviser, Distributor, or Related Entities. As of August 1, 2015, none of the Independent Trustees and/or their immediate family members owned securities of the Adviser, the Distributor, or any entity controlling, controlled by, or under common control with the Adviser or the Distributor.

Compensation. Effective July 1, 2015, each Independent Trustee receives from the Trust an annual retainer of $25,000 paid quarterly. No officer of the Trust, nor any Trustee who is an interested person of the Trust or the Adviser, will receive salary or fees from the Trust. The Trust reimburses each Trustee and officer of the Trust for his travel and other expenses relating to attendance at such meetings.

Name of Trustee	Aggregate Compensation from Trust (for the Fiscal Year Ended 9/30/2014)	Pension or Retirement Benefits Accrued as Part of Fund Expenses (for the Fiscal Year Ended 9/30/2014)	Estimated Annual Benefits Upon Retirement (for the Fiscal Year Ended 9/30/2014)	Total Compensation from Fund and Fund Complex Paid to Trustees* (for the Fiscal Year Ended 9/30/2014)
James L. Grant	$18,750	None	None	$18,750
Aloke Ghosh	$18,750	None	None	$18,750
Joseph M. Marinaro	$18,750	None	None	$18,750

Codes of Ethics. The Trust, the Adviser and the Distributor have each adopted a code of ethics, as required under Rule 17j-1 of the 1940 Act, which is designed to prevent persons subject to the codes from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to each such code of ethics). The Code of Ethics of the Trust generally prohibits fund personnel (including, but not limited to, any officer of the Trust or employee or manager of the Adviser who, connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities by the Fund or whose functions relate to the making of any recommendations with respect to such purchases or sales) from making personal securities transactions with respect to securities in which the Fund may invest without obtaining prior approval from the Chief Compliance Officer.

Proxy Voting Policies. The Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser the authority to vote proxies for the Fund subject to oversight by the Trustees. Copies of the Trust’s Proxy Voting and Disclosure Policy and the Proxy Voting Policy and Procedures of the Adviser are included as Appendix B to this SAI. No later than August 31st of each year, the Trust will file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th. Information regarding how the Fund voted proxies, when available, will be available (i) without charge, upon request, by calling the Fund at 1-855-298-4236; and (ii) on the SEC’s website at http://www.sec.gov.

Principal Holders of Voting Securities. As of February 5, 2015, there were no outstanding shares of the Fund. The Fund is the successor to the Acquired Fund through a reorganization with the Fund that occurred on March 17, 2015, following the approval of the Acquired Fund’s shareholders. In the Reorganization, Class A shares of the Acquired Fund were exchanged for Investor Class shares of the Fund, and Class I shares of the Acquired Fund were exchanged for Institutional Class shares of the Fund.

Investment Adviser. Information about the Adviser, Centre Asset Management, LLC, located at 48 Wall Street, Suite 1100, New York, New York 10005-2903, and its duties as the Adviser is contained in the Prospectus. As of December 31, 2014, the Adviser had approximately $802 million in assets under management.

James A. Abate and Sanlam International Investments USA Holdings, Inc. have a controlling interest in the Adviser, as each owns more than 25% of the voting securities of the Adviser. Sanlam International Investment USA Holdings, Inc. is controlled by Sanlam Netherlands Holding BV, which is in turn controlled by Sanlam Ltd. James A. Abate serves as the Managing Director of the Adviser and is primarily responsible for its day-to-day management.

Investment Advisory Agreement

The Adviser has entered into an investment advisory agreement with the Trust, with respect to the Fund, dated December 8, 2014 (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its obligations or duties under the Advisory Agreement.

Pursuant to the Advisory Agreement, the Adviser is responsible for, subject to the supervision of the Board, rendering investment advice and related services with respect to the assets of the Fund in accordance with its investment objective, policies and limitations (as provided in the Prospectus and SAI), other governing instruments, the 1940 Act and the rules and regulations thereunder, and such other limitations as the Fund may impose upon written notice to the Adviser. The Advisory Agreement shall remain in effect until October 31, 2016, unless sooner terminated, and then continue in effect thereafter for additional periods not exceeding one year, so long as such continuation is approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the agreement nor interested persons thereof. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act. The agreement may be terminated at any time without payment of any penalty (i) by vote of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund on sixty (60) days’ prior written notice to the Adviser, and (ii) by the Adviser upon 60 days’ prior written notice to the Fund.

As compensation for the investment advisory services provided to the Fund, the Adviser is entitled to receive a monthly fee at the annual rate of 0.40% of the Fund’s average daily net assets.

Expense Limitation Agreement

The Adviser has entered into a written expense limitation agreement under which it has agreed to reduce its advisory fees and/or reimburse other expenses of the Fund, for an initial period of not less than two years from the date of the closing of the Reorganization and until the next following effective date of the Post-Effective Amendment to the registration statement of the Trust relating to the Fund incorporating the Fund’s financial statements for that fiscal year (the “Initial Term”), to the extent necessary to limit the current operating expenses of each class of shares of the Fund, including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding any taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 0.95% of the average daily net assets of the Investor Class shares and 0.70% of the average daily net assets of the Institutional Class shares. The agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon 60 days’ written notice to the Adviser. The agreement may not be terminated by the Adviser without the consent of the Board. The Adviser may receive reimbursement of any amount waived pursuant to the expense limitation agreement, provided that the reimbursement does not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver was made.

Portfolio Manager

The Fund’s investment portfolio is managed on a day-to-day basis by T. Kirkham Barneby. As of December 15, 2014, Mr. Barneby was responsible for the management of the following other types of accounts:

T. KIRKHAM BARNEBY

Account Type	Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies*	1	$18,000,000	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	1	6,000,000	0	0

*	As of December 15, 2014, Mr. Barneby was responsible for the day-to-day management of the Centre Active U.S. Treasury Fund, a series of the Trust.

Conflicts of Interest. When portfolio managers have responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive from an account fees that are higher than the fee it receives from the Fund, or it may receive a performance-based fee with respect to certain accounts. The procedures to address such potential conflicts of interest are described below.

To the extent that the Fund’s portfolio manager manages “other accounts,” this may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of the Fund’s trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation.

The Adviser seeks to maintain a competitive compensation program. The portfolio manager’s compensation consists of a fixed annual salary or draw, and potential bonus or equity plus additional remuneration based on the Adviser’s profitability (as applicable), among other factors. The portfolio manager’s compensation is not directly linked to the Fund’s performance, although positive performance and growth in managed assets are factors that may contribute to the Adviser’s distributable profits and assets under management. There is no financial incentive to favor the Fund or another fund or account.

Administrator, Transfer Agent, and Accounting Services Agent. Pursuant to an Administration, Bookkeeping and Pricing Services Agreement and a Transfer Agency and Services Agreement with the Trust, ALPS Fund Services, Inc. (“ALPS” or “Transfer Agent”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the Fund’s administrator, accounting agent and transfer agent.

Pursuant to the Administration, Bookkeeping and Pricing Services Agreement, ALPS acts as the Fund’s administrator and accounting agent and performs the following services: assists the Fund in monitoring compliance with investment restrictions, diversification requirements and tax matters; coordinates the preparation and filing of required SEC filings for the Fund; assists the Fund with quarterly Board meetings, insurance matters and fidelity bond; prepares annual and semi-annual financial statements for the Fund; provides assistance with audits of the Fund; monitors expense accruals; reports performance and related information to the Fund and outside agencies; assists the Fund in maintaining blue sky registrations; performs distribution calculations; prepares tax returns; maintains accounts for the Fund; computes the NAV of the Fund; transmits to NASDAQ, the New York Stock Exchange (“NYSE”), or other exchanges and service providers as needed, the Fund’s daily value and price; maintains and keeps current all books and records of the Fund as required by Section 31 of the 1940 Act and the rules thereunder, if such books and records relate to ALPS’ duties; reconciles cash and investment balances; provides the Fund with values, net asset values and other statistical data; computes net income, net income rates and capital gains and losses for the Fund; reviews and updates the Registration Statement of the Trust with respect to the Fund; provides legal review of the shareholder reports relating to the Fund and Form N-SAR; coordinates regulatory filings for the Fund; reviews the Fund’s legal contracts and oversees reporting pursuant to the code of ethics of the Trust.

Under the Transfer Agency and Services Agreement, ALPS has agreed to, among other things: issue and redeem shares of the Fund; make dividend and other distributions to shareholders of the Fund; effect transfers of shares; mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; and maintain shareholder accounts. In addition, ALPS provides the Fund with the use of ALPS’ interactive client services to provide the Fund’s shareholders with access to shareholder account information and real-time transaction processing capabilities. Under the Transfer Agency and Services Agreement, ALPS receives from the Trust an annual minimum fee for each series of the Trust for which it performs services, including the Fund, and a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

Custodian. Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California, 94104, acts as the Fund’s custodian. As custodian, Union Bank is responsible for keeping the Fund’s assets in safekeeping and to collect income.

Independent Registered Public Accounting Firm. Cohen Audit Fund Services, Ltd. serves as the Fund’s independent registered public accounting firm. BBD, LLP served as the independent registered public accounting firm for the Fund’s predecessor, the Acquired Fund.

Legal Counsel. Seward & Kissel LLP serves as legal counsel to the Trust and the Fund.

Distributor. ALPS Distributors, Inc. (the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor, or principal underwriter, of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. No fee is charged by the Distributor for distribution services.

Distribution and Service (12b-1) Fees. The Board has adopted a plan pursuant to Rule 12b-1 (the “Plan”) for the Investor Class shares of the Fund. The Plan provides that the Fund may pay up to 0.25% of the average daily net assets of the Investor Class of shares to one or more persons (“Dealers”) for the expenses of activities that are primarily intended to result in the sale of the Investor Class of shares. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement on behalf of the Fund, and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. The Plan is a compensation plan, meaning that it permits the Fund to pay a fee to a Dealer that may be more than the eligible expenses the Dealer has incurred at the time of the payment. It must be demonstrated to the Board, however, that the amounts received pursuant to the Plan had been spent or will be spent pursuant to a near-term plan. The Fund will not pay more than the maximum amount allowed under the Plan. The Board will review at least quarterly reports detailing the amounts and purpose of any payment made under the Plan and any related agreements, and Dealers must furnish the Board with such other information as the Board may reasonably request to enable it to make an informed determination of whether the Plan should be continued. The Plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of the Plan also are consistent with Rule 12b-1.

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, and subject to the general oversight of the Board, the Adviser is responsible for, among other things, furnishing the Fund with advice and recommendations with respect to the investment of Fund assets and the purchase and sale of portfolio securities for the Fund. In this capacity, the Adviser advises and assists the officers of the Trust in conducting the business of the Fund and is responsible for providing general investment advice and guidance to the Fund. Investment decisions for the Fund are made independently from those for any other series of the Trust and any other investment company or account advised or otherwise managed by the Adviser.

Brokerage Selection. The Adviser may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Adviser may, however, place portfolio transactions with broker-dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker-dealer’s execution and not on its sales efforts. In selecting broker-dealers to be used in portfolio transactions, the general principle guiding the Adviser is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Adviser considers a number of discretionary factors, including, without limitation, the broker-dealer’s financial strength, reputation, execution quality, pricing, commission rates and service. In seeking best execution, the determinative factor is not always the lowest possible cost, but whether the transaction represents the best qualitative execution, taking into consideration the full range of brokerage services, including factors such as execution capability, commission rates, and responsiveness. Although the Adviser will seek competitive rates, it may not necessarily obtain the lowest possible commission rates for the Fund’s transactions. Recognizing the value of these discretionary factors, the Adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.

Under Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) and the Advisory Agreement, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The Adviser may receive research and brokerage services that include, but are not limited to, economic, industry and security reports, pricing data, relevant news developments, portfolio management, allocation and risk management and attribution analysis in accordance with Section 28(e). These services would reduce the Adviser’s cost of providing advisory services to the Fund. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Adviser in connection with advisory clients other than the Fund, and not all such services may be useful to the Adviser in connection with the Fund. Although such information may be a useful supplement to the Adviser’s own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under the Advisory Agreement, and will not reduce the management fees payable to the Adviser by the Fund.

The Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund may engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

Because the Fund is newly formed, it did not pay brokerage commissions for the fiscal year ended September 30, 2014.

Aggregated Trades. While investment decisions for the Fund are made independently of the other series of the Trust, and also independently of the Adviser’s other client accounts, other client accounts may invest in the same securities as the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction may be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to “Purchasing Shares” and “Redeeming Shares” in the Prospectus for more information concerning how to purchase and redeem shares. The following information supplements the information regarding share purchases and share redemptions in the Prospectus:

Exchange Privilege. Generally, subject to meeting the applicable minimum investment requirements, shares of the Fund held for at least 7 days may be exchanged for shares of another series of the Trust (each, a “fund”). Before making any exchange, be sure to review the applicable fund prospectus closely and consider the differences between the Fund and the fund in which you wish you invest. Please note that since an exchange is the redemption of shares from one fund followed by the purchase of shares in another fund, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless your account is tax deferred). See “Shareholder Fees” in the applicable fund’s Prospectus.

Any exchange will be affected at the NAV per share next determined after receipt of an exchange request in Good Form. Exchange requests received by the Transfer Agent or appropriate financial intermediary (i) before the close of the NYSE on any business day will be effected at the NAV per share of the funds determined on that day or (ii) after the close of the NYSE on any business day will be effected at the NAV per share of the funds determined on the next business day.

The Fund reserves the right to reject any exchange request or to modify or terminate exchange privileges. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of such change in the exchange privilege, except for unusual instances (such as when redemptions of the exchange are suspended under Section 22(e) of the 1940 Act, when sales are temporarily stopped, or in accordance with the Trust’s policy on excessive trading with respect to Fund shares). The exchange privilege may not be used for short-term or excessive trading or trading strategies harmful to the funds. For more information about the Trust’s policy on excessive trading, see “Frequent Purchases and Redemptions” in the applicable fund’s Prospectus.

Redemptions in Kind. The Fund reserves the right to satisfy any redemption request by making payment in portfolio securities. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s NAV per share. Shareholders receiving portfolio securities may incur brokerage costs when the securities are sold and their value may have increased or decreased prior to completion of the transaction.

Subscriptions in Kind. The Adviser may from time to time accept subscriptions for shares against contribution in kind of securities or other assets which could be acquired by the Fund pursuant to its investment policy and restrictions. Any such subscriptions in kind will be made at the NAV of the assets contributed.

Agreements with Financial Intermediaries. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized under certain circumstances to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee.

Market Timing Arrangements. The Fund has not entered into any arrangement with any person that would permit frequent purchases and frequent redemptions. The Board has determined to discourage market timing and disruptive trading in the Fund and has adopted policies and procedures with respect to market timing and disruptive trading.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest. Under this policy, the Fund and the Adviser generally will not disclose the Fund’s portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Fund and the Adviser may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Trust will make available to the public a complete schedule of the Fund’s portfolio holdings, as reported on a fiscal quarter basis. This information will generally be available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports, when available, by calling the Fund at 1-855-298-4236 or on the Fund’s website at www.centrefunds.com. The Trust, on behalf of the Fund, will also file these quarterly portfolio holdings reports, when available, with the SEC on Form N-CSR or Form N-Q, as applicable. The Form N-CSR and Form N-Q of the Trust with respect to the Fund, when available, will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR. Other than the Fund’s Form N-CSR and Form N-Q, shareholders and other persons generally may not be provided with information regarding the Fund’s portfolio holdings.

The officers of the Trust and/or the Adviser may share non-public portfolio holdings information relating to the Fund with its service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund’s fund accountant and administrator, transfer agent, distributor, custodian, compliance services administrator, independent registered public accounting firm, legal counsel and financial printers that the Fund may engage for, among other things, the printing and/or distribution of regulatory and compliance documents. The Fund and the Adviser may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund’s service and data providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information. Generally, the Fund’s service providers that may receive such non-public portfolio holdings information include the Distributor, the Administrator, the Transfer Agent, the Custodian, the independent registered public accounting firm, legal counsel, R.R. Donnelley & Sons Company, Thomson Reuters Corporation, Standard & Poor’s Financial Services LLC, Bloomberg, L.P., Morningstar, Inc., FactSet Research Systems Inc., and the Investment Company Institute.

The Fund currently does not provide non-public portfolio holdings information to any other third parties. In the future, the Fund may elect to disclose such information to other third parties if the Adviser determines that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Adviser is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund’s portfolio holdings information.

This policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Adviser and Administrator are required to report to the Trustees any known disclosure of the Fund’s portfolio holdings to unauthorized third parties. The Fund has not (and does not intend to) enter into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund’s ratings and rankings.

NET ASSET VALUE

The NAV per share of the Fund is calculated at the close of regular trading on the NYSE (ordinarily, 4:00 p.m. Eastern Time), only on business days that the NYSE is open for business. The Fund does not calculate NAV on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the NAV of the Fund will not be calculated.

In computing the Fund’s NAV, all liabilities incurred or accrued are deducted from its net assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the NAV per share of the Fund.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of the Fund are valued as follows:

•	Securities that are listed on a securities exchange or are quoted by NASDAQ are valued at their last sales price on the principal exchange on which the security is traded at the time the valuation is made.

•	Securities that are listed on an exchange and which are not traded on a particular day are valued at the closing bid price.

•	Securities traded in the over-the-counter market and which are not quoted by NASDAQ are valued at their last sale price or, if not available, at their last bid price as quoted by brokers that make markets in the securities.

•	Securities for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In valuing the Fund’s total assets, portfolio securities are generally valued at their market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

FEDERAL TAX INFORMATION

The following is only a summary of certain additional federal tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state, local and foreign tax liabilities.

The following general discussion of certain federal tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect.

Qualification as a Regulated Investment Company

The Fund intends to qualify for and has elected to be treated as a “regulated investment company” (“RIC”) as defined under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, certain other related income, including, generally, certain gains from options, futures and forward contracts, and net income derived from interests in “qualified publicly traded partnerships”; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, United States government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business, or the securities of one or more “qualified publicly traded partnerships”.

In addition to the requirements described above, in order to qualify for favorable tax treatment as a RIC, the Fund must distribute on a timely basis at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year to its shareholders (the “Distribution Requirement”). If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders.

The Fund may invest in securities that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of net investment income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

Although the Fund intends to distribute substantially all of its investment company taxable income and capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward indefinitely, subject to the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

If the Fund fails to qualify as a RIC or to meet the Distribution Requirement for any taxable year, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders and may be treated as qualified dividends for non-corporate shareholders. The Fund may, in certain cases, be able to avoid losing its status as a RIC by timely providing notice to the Internal Revenue Service (the “IRS”) of its failure, curing such failure and possibly paying an additional tax or penalty.

Federal Excise Tax

If the Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for the calendar year, 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year and 100% of any undistributed amount from the prior calendar year, the Fund will be subject to a nondeductible 4% federal excise tax on the excess of the required distribution over the amount distributed. For this purpose, the Fund will be deemed to have distributed any income or gain on which it paid federal income tax. The Fund intends to make sufficient distributions to avoid imposition of this tax or to retain, at most, its net capital gains and pay tax thereon.

Fund Distributions

Distributions of investment company taxable income are generally taxable to you as ordinary income, regardless of whether you receive such distributions in cash or you reinvest them in additional Fund shares or shares of another series of the Trust, to the extent of the Fund’s earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

The Fund intends to qualify to pay “exempt-interest dividends” to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consists of obligations which pay interest that is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Fund's net tax-exempt interest income will be “exempt-interest dividends” that are excluded from your gross income for federal income tax purposes. Exempt-interest dividends may, however, be subject to alternative minimum tax, as discussed below.

Exempt-interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Code (the “Alternative Minimum Tax”). The Alternative Minimum Tax generally is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain “private activity bonds” issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Fund intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's “adjusted current earnings,” as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

The percentage of distributions that constitutes “exempt-interest dividends” will be determined each year and will be applied uniformly to all dividends declared by the Fund during that year. This percentage may differ from the actual percentage for any particular day.

The Fund may either retain or distribute to you its excess of net long-term capital gains over net short-term capital losses (“net capital gains”). If such gains are distributed as a capital gains distribution, they are taxable to you (if you are an individual) at the long-term capital gains rate, regardless of the length of time you have held the shares. If any such gains are retained, the Fund will pay federal income tax thereon. If the Fund elects to retain any such gains and you are a shareholder of record on the last day of the taxable year, the Fund may elect to have you treated as if you received a distribution of your pro rata share of such gain, with the result that you will (1) be required to report your pro rata share of such gain on your tax return as a long-term capital gain, (2) receive a refundable tax credit for your pro rata share of tax paid by the Fund on the gain, and (3) increase the tax basis for your shares by an amount equal to the deemed distribution less the tax credit.

If the net asset value at the time you purchase shares reflects undistributed investment company taxable income or realized capital gains, distributions of such amounts will be taxable to you in the manner described above, although such distributions economically constitute a return of capital to you.

If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

Distributions by the Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain distributions will be treated as return of capital to the extent of the tax basis in your Shares. Any excess will be treated as a gain from the sale of those shares. You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund’s investment policies, they will be identified as such in notices sent to shareholders.

Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed for tax purposes to have been received by you and paid by the Fund on December 31st of such calendar year if such dividends are actually paid in January of the following year.

Sale, Exchange or Redemption of Fund Shares

The sale, exchange or redemption of shares is generally a taxable event, except for the exchange of shares of one class of the Fund for shares of another class of the Fund. Generally, any gain or loss on the sale, exchange or redemption of shares will be a capital gain or loss that will be long-term if you have held the shares for more than one year and otherwise will be short-term. However, you must treat a loss on the sale, exchange or redemption of shares held for six months or less as a long-term capital loss to the extent of the amount of any prior capital gains distributions you received with respect to such shares (or any undistributed net capital gains of the Fund that have been included in determining your long-term capital gains). Any loss on the sale, exchange or redemption of such shares may be disallowed to the extent of the amount of exempt-interest dividends received with respect to such shares. In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent you acquire (or enter into a contract or option to acquire) shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

If you (1) incur a sales load in acquiring shares, (2) dispose of such shares less than 91 days after they are acquired and (3) subsequently acquire, on or before January 31 of the calendar year following the calendar year in which the shares were disposed of, other shares of the Fund or shares of another series of the Trust at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Under U.S. Treasury regulations, if a shareholder recognizes losses with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding and Information Reporting

Information returns will be filed with the IRS in connection with payments on the Shares and the proceeds from a sale or other disposition of shares.

In certain cases, the Fund will be required to withhold and remit to the United States Treasury backup withholding taxes at the applicable rate on such payments if you (1) have failed to provide a correct taxpayer identification number, (2) are subject to backup withholding by the IRS, or (3) have failed to certify to the Fund that you are not subject to backup withholding. Any amounts so withheld may be credited against your federal income tax liability if you timely furnish the required information to the IRS.

Basis Reporting

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service (“IRS”) on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost basis as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. You may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

Tax on Net Investment Income

An additional 3.8% tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from the sale, exchange, redemption or other taxable disposition of shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Special Considerations

Interest on indebtedness you incur or continue to purchase or carry shares will not be deductible for federal income tax purposes, to the extent it relates to exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by you during any taxable year will be included in your gross income if your “modified adjusted gross income” (which includes exempt-interest dividends) plus one-half of your Social Security benefits or railroad retirement benefits received during that taxable year exceeds the base amount described in Section 86 of the Code.

If you are, or are related to, a “substantial user” of facilities financed by industrial development bonds or private activity bonds you should consult your tax advisor before purchasing shares of the Fund. “Substantial user” is defined generally as including a “non-exempt person” who regularly uses a part of such a facility in its trade or business.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.

Issuers of bonds purchased by the Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

The Fund may not be a suitable investment for you if you are a tax-exempt shareholder or plan because you would not gain any additional benefit from the receipt of exempt-interest dividends.

Other Taxes

Depending upon foreign, state and local law, distributions by the Fund and the ownership of shares may be subject to foreign, state and local taxes. Rules of foreign, state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other tax rules affecting an investment in the Fund.
FINANCIAL STATEMENTS
As of February 5, 2015, the Fund had not yet commenced operations and thus did not have audited financial statements. When available, the Fund’s audited financials will be filed with the SEC with the Fund’s annual report. The annual report, when available, may be obtained upon request and without charge by calling 1-855-298-4236.

The audited financial statements of the Acquired Fund, the predecessor of the Fund, for its most recent fiscal year, including the notes thereto, as filed with the SEC on January 9, 2015 as part of the Acquired Fund’s annual report, are hereby incorporated by reference to such annual report of the Acquired Fund, as filed with the SEC on such date.

APPENDIX A –DESCRIPTION OF RATINGS

A series of the Trust (each, a “fund”) may acquire from time to time certain securities that meet the following minimum rating criteria (“Investment-Grade Debt Securities”) (or if not rated, of equivalent quality as determined by the Adviser). The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of Investment-Grade Debt Securities in which a fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor’s Ratings Services. The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Adviser:

AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA – Debt rated AA differs from AAA issues only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.
Moody’s Investor Service, Inc. The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Adviser:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca, or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Adviser. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings.

AAA – Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. The rating AA denotes a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

BBB – Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Adviser to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC, and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, DD, and D indicate a default has occurred.

Short-Term Ratings.

F1 – Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

F3 – Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B – Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C, and D by Fitch are considered by the Adviser to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings “AAA” category, categories below “CCC”, or short-term ratings other than “F1”. The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	The Trust’s Proxy Voting and Disclosure Policy; and

(2)	The Adviser’s Proxy Voting and Disclosure Policy, including a detailed description of the Adviser’s specific proxy voting guidelines.

Trust’s Proxy Voting and Disclosure Policy

Introduction

The Trust has adopted a Proxy Voting Policy used to determine how the Funds vote proxies relating to their portfolio securities. Under the Trust’s Proxy Voting Policy, each fund has, subject to the oversight of the Trust’s Board, delegated to its respective Adviser or Sub-Adviser the following duties: (1) to make the proxy voting decisions for the Fund; and (2) to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940.

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of a Fund’s shareholders, on the one hand, and those of the Funds’ Adviser, Sub-Adviser, principal underwriter, or an affiliated person of the Fund, its Adviser, Sub-Adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of a Fund’s shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board; or (b) the decision of the Trust’s Proxy Voting Committee (as described above).

The Adviser has adopted a Proxy Voting Policy set forth below which it uses to vote proxies for its clients, including the Funds.

I.	Specific Proxy Voting Policies and Procedures

A. General

The Trust and the Funds believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B. Delegation to the Adviser

The Trust’s believes that each Fund’s Adviser is in the best position to make individual voting decisions for the Funds consistent with this Policy. Therefore, subject to the oversight of the Board, each Adviser is hereby delegated the following duties:

1. to make the proxy voting decisions for the applicable funds; and

2. to assist the applicable funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940, including providing the following information for each matter with respect to which the funds are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the fund cast its vote; and (d) whether the fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve each Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the applicable funds. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by the Adviser.

C. Conflicts

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of the Funds’ shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter, or an affiliated person of the fund, its investment adviser, or principal underwriter, on the other hand, the fund shall always vote in the best interest of the fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the fund’s shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board; or (b) the decision of the Trust’s Proxy Voting Committee (as defined below).

II.	Fund Disclosure

A. Disclosure of Funds’ Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

The Funds’ shall disclose this Policy to their respective shareholders. The Funds’ will notify shareholders in the SAI and their respective shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Trust’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov. The Funds’ will send the description of this Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B. Disclosure of the Funds’ Complete Proxy Voting Record

Each Fund shall disclose to its shareholders, in accordance with Rule 30b1-4 of the Investment Company Act of 1940 on Form N-PX, their respective complete proxy voting records for the twelve month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the fund was entitled to vote:

(i) The name of the issuer of the portfolio security;
(ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii) The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv) The shareholder meeting date;
(v) A brief identification of the matter voted on;
(vi) Whether the matter was proposed by the issuer or by a security holder;
(vii) Whether the fund cast is vote on the matter;
(viii) How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix) Whether the fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Funds’ website, if applicable. If a Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Trust’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports, and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (a) without charge upon request by calling a specified toll-free (or collect) telephone number, or, if applicable, on or through the Trust’s website at a specified Internet address; and (2) on the SEC’s website. If a fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i) A copy of this Policy;
(ii) Proxy Statements received regarding each Fund’s securities;
(iii) Records of votes cast on behalf of each Fund; and
(iv) A record of each shareholder request for proxy voting information and the applicable Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Adviser’s records.

The Funds may rely on proxy statements filed on the SEC EDGAR system instead of keeping their own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

IV.	Proxy Voting Committee

A. General

The Proxy Voting Committee of the Trust shall be composed entirely of independent directors of the Board and may be comprised of one or more such independent directors as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how each Fund should cast its vote, if called upon by the Board, when a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of a Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the fund, its investment adviser, or principal underwriter, on the other hand.

B. Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy as it deems necessary and recommend any changes to the Board.

V.	Other

This Policy may be amended, from time to time, as determined by the Board.

Proxy Voting Policies and Procedures of Centre Asset Management, LLC

General Policy
Centre believes that the review and voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Centre is committed to voting corporate proxies solely in a manner that serves the economic best interests of its clients.

Centre evaluates the competence, experience, reputation, and capital allocation skills of a company’s management as part of its qualitative assessment within the investment decision making process. Therefore, Centre generally follows the so-called “Wall Street Rule”; i.e., it votes as management recommends or sells the stock prior to the annual meeting if there is a significant management sponsored voting issue that is not consistent with the economic best interests of the Funds’ shareholders. This does not mean that we take corporate governance lightly, but rather, it is confirmation that our process of investing with shareholder aligned management is working. However, if we determine that managements’ position on a particular issue deemed not material enough to trigger a sale of the stocks is not in the best interest of our clients, we will vote contrary to management’s recommendation, or abstain from voting. Also, there may be instances where we determine that not voting is in the best economic interests of our clients. The practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Conflicts of Interest
Proxy solicitations that involve a conflict of interest or might appear to involve a conflict of interest, between Centre and its clients will be handled in one of the following ways:

• Engage an independent party to determine how to vote the proxy;
• Prepare a report that (i) describes the conflict of interest; (ii) discusses procedures used to address such conflict of interest; (iii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iv) confirms the recommendation was made solely on the investment merits and without regard to any other consideration;
• Refer the proxy to the client or to a representative of the client for voting purposes;
• Disclose the conflict to the affected clients and seek their consent to vote the proxy prior to casting the vote;

• Vote in accordance with the pre-determined voting policy, The Wall Street Rule, outlined and disclosed to clients in our General Policy; or
• Seek guidance from the Board of Trustees.

Record Keeping
Centre t will maintain the following records with respect to proxy voting:

• A copy of this proxy voting policy;
• A copy of all proxy statements received (Centre may rely on a third party for this service such as ProxyEdge);
• A record of each vote cast on behalf of a Fund (Centre may rely on a third party for this service such as ProxyEdge);
• A copy of any report or document prepared by Centre that was material to making a voting decision or that memorializes the basis for that decision; and
• A copy of each written client request for information on how Centre voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how Centre voted proxies on behalf of the requesting client.

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